                                                                   EXHIBIT 10.20



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                    AMENDED AND RESTATED TERM LOAN AGREEMENT


                           Dated as of October 9, 2002


                                      among


                               MTS, INCORPORATED,


                            THE LENDERS NAMED HEREIN,


                                       and


                              JPMORGAN CHASE BANK,
                 as Administrative Agent and as Collateral Agent


                         -------------------------------


        THIS AGREEMENT IS SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF OCTOBER 9, 2002, AMONG THE PARTIES HERETO AND THE CIT
         GROUP/BUSINESS CREDIT, INC., A NEW YORK CORPORATION, AS AGENT.



================================================================================

                                                       [CS&M Reference 6700-570]

                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
ARTICLE I DEFINITIONS........................................................................1
        SECTION 1.01.   Defined Terms........................................................1
        SECTION 1.02.   Terms Generally......................................................6

ARTICLE II THE LOANS.........................................................................7
        SECTION 2.01.   Loans................................................................7
        SECTION 2.02.   Repayment of Loans; Evidence of Debt.................................7
        SECTION 2.03.   Interest.............................................................7
        SECTION 2.04.   Mandatory Prepayment.................................................8
        SECTION 2.05.   Optional Prepayment..................................................9
        SECTION 2.06.   Sharing of Setoffs..................................................10
        SECTION 2.07.   Payments............................................................10
        SECTION 2.08.   Taxes...............................................................10

ARTICLE III CERTAIN COVENANTS...............................................................12
        SECTION 3.01.   Guarantee Requirement; Collateral Requirement; Further Assurances...12
        SECTION 3.02.   Notices of Amendments, Waivers and Defaults.........................13
        SECTION 3.03.   Business and Liabilities of Pipernick...............................13
        SECTION 3.04.   Amendment of Agreements by the Borrower.............................13

ARTICLE IV INCORPORATION BY REFERENCE.......................................................13

ARTICLE V THE AGENT.........................................................................15

ARTICLE VI MISCELLANEOUS....................................................................17
        SECTION 6.01.   Notices.............................................................17
        SECTION 6.02.   Survival of Agreement...............................................17
        SECTION 6.03.   Binding Effect......................................................17
        SECTION 6.04.   Successors and Assigns..............................................17
        SECTION 6.05.   Expenses; Indemnity.................................................20
        SECTION 6.06.   Right of Setoff.....................................................21
        SECTION 6.07.   Applicable Law......................................................21
        SECTION 6.08.   Waivers; Amendment..................................................21
        SECTION 6.09.   Interest Rate Limitation............................................22
        SECTION 6.10.   Entire Agreement....................................................22
        SECTION 6.11.   WAIVER OF JURY TRIAL................................................22
        SECTION 6.12.   Severability........................................................23
        SECTION 6.13.   Counterparts........................................................23
        SECTION 6.14.   Headings............................................................23
        SECTION 6.15.   Jurisdiction; Consent to Service of Process.........................23
        SECTION 6.16.   Confidentiality.....................................................24
        SECTION 6.17.   Certain Agreements..................................................24

        AMENDED AND RESTATED TERM LOAN AGREEMENT dated as of October 9, 2002, among MTS, INCORPORATED, a California corporation (the "Borrower") the lenders listed in Schedule 2.01 hereto or becoming parties hereto pursuant to Section
6.04 (the "Lenders") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), a New York banking corporation, as administrative agent for the Lenders and as collateral agent for the Lenders (in such capacities, the "Agent") .

        The Borrower has requested the Lenders, and the Lenders and the Agent have agreed, pursuant to the terms of the Assignment, Purchase and Amendment Agreement, to amend and restate the Existing Credit Agreement in the form of this Agreement and to permit the loans outstanding under the Existing Credit Agreement on the date hereof and after giving effect to the payments and assignments provided for in the Assignment, Purchase and Amendment Agreement to remain outstanding as term loans under this Agreement.

        Accordingly, the Borrower, the Lenders and the Agent agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        SECTION 1.01. Defined Terms. Except as expressly set forth in Article IV hereof, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the other Loan Documents. As used in this Agreement, the following terms shall have the meanings specified below:

        "Administrative Questionnaire" means an administrative questionnaire in a form supplied by the Agent.

        "Affiliate" means, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified and in any case shall include, when used with respect to the Borrower or any Subsidiary, any joint venture in which the Borrower or such Subsidiary holds an equity interest.

        "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 6.04), and accepted by the Agent, in a form approved by the Agent.

        "Assignment, Purchase and Amendment Agreement" means the Assignment, Purchase and Amendment Agreement dated as of the date hereof among the Borrower, the Lenders and the Agent.

        "Broadway Mortgage" means the mortgage on the Broadway Property to secure loans under the CIT Credit Agreement.

        "Broadway Property" means the real property located at 692 Broadway, 14
E. 4th Street Units, New York, NY.

        "Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City.

        "CIT" means CIT Group/Business Credit, Inc.

        "CIT Credit Agreement" means the Credit Agreement dated as of October 9, 2002 between the Borrower, the lenders party thereto and CIT, as agent for such lenders.

        "CIT Facility" means the senior secured revolving credit facility in an aggregate principal amount of $75,000,000 established by the CIT Credit Agreement.

        "CIT Real Estate Facility" means the real estate subfacility of the CIT Facility in an aggregate principal amount of $7,500,000.

        "Collateral" shall have the meaning assigned to such term in the Security Documents.

        "Collateral Requirement" means at any date that, except as set forth in
Schedule 1.01A, (a) the Pledge Agreements create in favor of the Agent, for the benefit of the Secured Parties, perfected pledges of and security interests in all capital stock or other equity interests and all Indebtedness (including all capital stock or other equity interests in each Subsidiary (including Pipernick Corp.) and all intercompany loans or advances among MTS and the Subsidiaries) owned by the Borrower or any Subsidiary, (b) the Security Agreements create in favor of the Agent, for the benefit of the Lenders, perfected security interests in the Collateral of the Borrower and each Subsidiary, in each case as security for the Obligations, (c) the Mortgages create in favor of the Agent, for the benefit of the Lenders, perfected liens on each of the Mortgaged Properties (other than the Designated Mortgaged Properties referred to in the Existing Credit Agreement and, so long as any obligations remain outstanding under the CIT Credit Agreement, other than the property subject to the Broadway Mortgage) as security for the Obligations (or, in the case of any Mortgaged Property, such amount of the Obligations as shall be specified opposite such Mortgaged Property in Schedule 5.09 to the Existing Credit Agreement), and the Mortgaged Properties subject to the Mortgages include all interests in real property that have been mortgaged by the Borrower or any Subsidiary to secure obligations under the CIT Credit Agreement (other than, so long as any obligations remain outstanding under the CIT Credit Agreement, the Broadway Mortgage) provided, that, if CIT releases the lien on the Broadway Property evidenced by the Broadway Mortgage during such time as any obligations remain outstanding under the CIT Credit Agreement, the Borrower shall grant a mortgage in favor of the Agent, for the benefit of the Lenders, which mortgage shall create a perfected lien on the Broadway Property, to secure at least $18,000,000 of the Obligations, (d) the pledges, security interests and liens referred to in the preceding clauses (a),
(b) and (c) are prior to all other liens other than (i) the liens securing the Lender Debt Obligations (as defined in the Intercreditor Agreement) and Permitted Liens (as defined in the Existing Credit Agreement) and (e) the Administrative Agent shall have received either (i) a counterpart of each of the Security Documents, duly executed and delivered on behalf of all Loan Parties party thereto, or (ii) in the case of any Person that becomes a Loan Party after the date hereof, a supplement to each Security Document, in the form specified therein, duly executed and delivered on behalf of such Loan Party; provided that the Agent may agree that the liens of the Security Documents will not be perfected with respect to specified assets if it shall determine and shall notify the Lenders

(and, if any Lender shall object in writing, the Required Lenders shall also determine), based on information provided by the Borrower which is, in the judgment of the Agent and, if applicable, the Required Lenders, sufficient to make the determination in question, that the expense or difficulty of perfecting such liens with respect to such assets would be excessive in view of the benefit to the Lenders that would result therefrom.

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

        "Default" means any event or condition that constitutes an Event of Default or that upon notice or lapse of time or both would become an Event of Default.

        "dollars" or "$" means lawful money of the United States of America.

        "EBITDA" shall mean, for a given period, all earnings from operations of the Borrower and the Subsidiaries before all (a) interest and tax obligations,
(b) depreciation and (c) amortization for said period, all determined in accordance with GAAP on a consistent basis with the latest audited consolidated financial statements of the Borrower, but excluding the effect of non-cash gains or losses for such period, determined in accordance with GAAP.

        "Event of Default" means any of the events set forth in Section 10.1 of the CIT Credit Agreement, as incorporated by reference in Article III hereof.

        "Existing Credit Agreement" means Credit Agreement dated as of April 27, 2001, as amended by a First Amendment dated as of October 5, 2001, a Second Amendment dated as of April 1, 2002, a Third Amendment dated as of April 30, 2002, a Fourth Amendment dated as of June 23, 2002, Fifth Amendment dated as of September 12, 2002, a Sixth Amendment dated as of September 30, 2002, and a Seventh Amendment dated as of October 4, 2002.

        "Fixed Charge Coverage Amount" shall mean, for any specified period with respect to the Borrower and the Subsidiaries, the difference between (a) EBITDA and (b) the sum of (i) Capital Expenditures (as defined in the CIT Credit Agreement), (ii) income taxes paid or accrued and (iii) Fixed Charges (as defined in the CIT Credit Agreement).

        "GAAP" means United States generally accepted accounting principles, applied on a consistent basis.

        "Governmental Authority" means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

        "Guarantee Agreement" means the Amended and Restated Guarantee Agreement dated as of April 27, 2001, among the Guarantors and the Administrative Agent acting on behalf of the

Lenders, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

        "Guarantee Requirement" means at any date that the Parent, the Borrower and each Subsidiary is a Guarantor, in accordance with the terms of the Guarantee Agreement; provided that any Subsidiary that is not a US Subsidiary will not guarantee the Obligations of MTS; provided further, however, that any Subsidiary (including any Subsidiary that is not a US Subsidiary) that is a borrower or a guarantor of the obligations under the CIT Credit Agreement shall in any event be a Guarantor under the Guarantee Agreement.

        "Guarantors" means the parties to the Guarantee Agreement on the date hereof and each other Subsidiary that becomes a party to the Guarantee Agreement pursuant to Section 3.01 or otherwise.

        "Indemnity, Subrogation and Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement dated as of April 27, 2001, among the Guarantors and the Agent acting on behalf of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

        "Intercreditor Agreement" means the Intercreditor Agreement dated as of October 9, 2002 between CIT and JPMCB, as Agent for the Lenders, in substantially the form of Exhibit B hereto.

        "Irish Security Agreement" means the Security Agreement dated as of April 27, 2001, among the Borrower, Ireland TR, Incorporated and the Agent acting on behalf of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

        "JPMCB" means JPMorgan Chase Bank.

        "Loan Documents" means this Agreement, the Guarantee Agreement and the Security Documents.

        "Loan Parties" means the Parent, the Borrower and each Subsidiary that is party to the Guarantee Agreement or any Security Document.

        "Loans" means loans made by the Lenders to the Borrower under the Existing Credit Agreement and continuing outstanding as term loans under this Agreement.

        "Maturity Date" means April 1, 2005, or any earlier date on which the CIT Facility matures or is terminated pursuant to the terms of the CIT Credit Agreement.

        "Mortgage" shall mean one or more mortgages or deeds of trust, in form and substance satisfactory to the Borrowers' Agent and the Agent.

        "Mortgaged Property" shall mean each parcel of real property owned by MTS or any US Subsidiary and listed on Schedule 5.09 to the Existing Credit Agreement.

        "Net Proceeds" means with respect to any refinancing of any Real Estate Collateral permitted under Section 9.9(q) of the CIT Credit Agreement (after giving effect to any amendments and waivers thereto) or sale of Real Estate Collateral permitted under Section 9.7(b) (x) of the CIT Credit Agreement (after giving effect to any amendments and waivers thereto), the cash proceeds received in respect thereof, including any cash received in respect of any non-cash proceeds, but only as and when received, net of the sum of all fees and out-of-pocket expenses paid by the Borrower or any Subsidiary to persons other than Affiliates in connection therewith.

        "Obligations" means the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Lenders under this Agreement, the Guarantee Agreement and the other Loan Documents.

        "person" means any natural person, corporation, business trust, joint venture, limited liability company, association, company, partnership or government, or any agency or political subdivision thereof.

        "Pledge Agreements" means (a) the Amended and Restated Pledge Agreement dated as of April 27, 2001, among MTS, the applicable Subsidiaries and the Agent acting on behalf of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof and (b) in connection with the pledge of any equity interests in any Subsidiary that is not a US Subsidiary, any other pledge agreement that the Agent shall deem necessary or advisable to create liens on such equity interests to secure the Obligations or any of them.

        "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

        "Register" shall have the meaning given such term in Section 6.04(d).

        "Related Parties" means, with respect to any specified person, such person's Affiliates and the respective directors, officers, employees, agents and advisors of such person and such person's Affiliates.

        "Required Lenders" means, at any time, Lenders in the aggregate holding at least a majority of the aggregate unpaid principal amount of the Loans.

        "Secured Parties" shall have the meaning assigned to such term in the Security Documents.

        "Security Agreements" means (a) the US Security Agreement, (b) the UK Security Agreement and (c) the Irish Security Agreement.

        "Security Documents" means the Security Agreements, the Pledge Agreements, the Mortgages, the Indemnity, Subrogation and Contribution Agreement and each other security agreement, mortgage or other instrument or document executed and delivered pursuant to Section 3.01.

        "subsidiary" means, with respect to any person, any corporation, partnership, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership or limited liability company interests are, at the time any determination is being made, owned, controlled or held by such person.

        "Subsidiary" means any subsidiary of the Borrower.

        "TRKK" means Tower Records Kabushiki Kaisha, a Japanese corporation and, prior to the effectiveness of this Agreement, a wholly owned subsidiary of the Borrower.

        "TRKK Sale" means the sale by the Borrower to Valtona Holding B.V., a corporation wholly owned by Nikko Principal Investments Japan Ltd., pursuant to a stock purchase agreement dated as of April 11, 2002, of all of the issued and outstanding capital stock of TRKK and the Japanese trademarks, service marks and trade names associated with the business conducted by TRKK.

        "Trust Note" shall mean the Secured Promissory Note, dated as of the date hereof, issued by the Borrower to the order of The Russell M. Solomon and Doris E. Solomon 1994 Children's Trust.

        "UK Security Agreement" means the Security Agreement dated as of April 27, 2001, among the Borrower, T.R. Services Incorporated and the Agent acting on behalf of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

        "US Security Agreement" means the Amended and Restated Security Agreement dated as of April 27, 2001, among the Borrower, certain US Subsidiaries and the Agent acting on behalf of the Secured Parties, as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof.

        "US Subsidiary" means any Subsidiary that is organized under the laws of the United States or any state or other political subdivision, territory or possession thereof.

        SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document (other than in Article IV) shall be construed as referring to such agreement, instrument or other document as amended, supplemented or otherwise modified from time to time, (b) any reference herein to any person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                   ARTICLE II
                                    THE LOANS

        SECTION 2.01. Loans. On the date hereof, Loans outstanding under the Existing Credit Agreement in the aggregate principal amount of $26,000,000 shall continue outstanding as Loans under this Agreement. The aggregate principal amounts of the Loans of the Lenders on the Closing Date are set forth opposite their respective names in Schedule 2.01. Principal amounts paid or prepaid in respect of Loans may not be reborrowed.

        SECTION 2.02. Repayment of Loans; Evidence of Debt. The Borrower hereby unconditionally promises to pay to the Agent for the accounts of the Lenders the outstanding principal amounts of the Loans on the Maturity Date. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Loans of such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The Agent shall maintain accounts in which it will record (i) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (ii) the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof. The entries made in the accounts maintained pursuant to this Section 2.03 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner (i) affect the obligations of the Borrower to repay the Loans in accordance with their terms or (ii) cause the Borrower's obligations to be greater than they would have been absent such failure or error.

        SECTION 2.03. Interest.

               (a) Subject to the provisions of paragraph (b) below, the Loans shall bear interest on each day (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the greater of (i) 11% per annum and (ii) the Prime Rate on such day plus 5% per annum; provided, however, that in the event that the Loans shall not have been prepaid in the amount of at least $5,000,000 with the Net Proceeds of one or more transactions set forth in Sections 2.04(c) or 2.04(d) by the first anniversary of the date of this Agreement, the interest rate applicable to the Loans for each day after such anniversary shall be the interest rate otherwise applicable to such Loans on such day plus 4% per annum. Accrued interest on the Loans shall be payable in arrears on the last Business Day in each month and on the Maturity Date.

               (b) At all times during the continuance of any Event of Default, and at all times during the continuance of any Default or Event of Default (each as defined in the CIT Credit Agreement), the Loans shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate in effect at such time under paragraph (a) above plus 2% per annum.

        SECTION 2.04. Mandatory Prepayment.

               (a) The Borrower shall prepay $1,000,000 in aggregate principal amount of the Loans on the date upon which the CIT Credit Agreement becomes effective with a portion of the proceeds of the Trust Note.

               (b) The Borrower shall prepay $500,000 in aggregate principal amount of the Loans on August 1, November 1, February 1 and May 1 of each year, beginning August 1, 2003.

               (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary from any refinancing of any Real Property Collateral (as defined in the CIT Credit Agreement) in a transaction permitted under Section 9.9(q) of the CIT Credit Agreement (after giving effect to any amendments and waivers thereto), the Borrower shall substantially simultaneously apply such Net Proceeds to prepay the Loans in an amount equal to 50% of such Net Proceeds, but only so long as (i) no Default or Event of Default (each as defined in the CIT Credit Agreement) shall then exist or would occur after giving effect thereto; provided, however, that the condition set forth in this clause (i) shall not, in and of itself, serve to excuse the making of a payment under this Section 2.04(c) for more than 180 days and (ii) Net Proceeds from any refinancings of any Real Property Collateral (as defined in the CIT Credit Agreement) in transactions permitted under Section 9.9(q) of the CIT Credit Agreement (after giving effect to any amendments and waivers thereto) shall first have been applied (or, if such application is not permitted under the CIT Credit Agreement, shall be available for application subject only to the obtaining of any necessary consent of the lenders under the CIT Facility) to prepay (A) first, the then outstanding Real Estate Loans (as defined in the CIT Credit Agreement) or until all amounts outstanding with respect thereto up to $7,500,000 have been paid in full, (B) second, the other Obligations (as defined in the CIT Credit Agreement) then outstanding in an amount equal to (1) $7,500,000 minus (2) the aggregate amount repaid under clause (A) above, and (C) third, the other Obligations (as defined in the CIT Credit Agreement) then outstanding in an amount equal to 50% of such Net Proceeds in excess of $7,500,000. If the conditions to payment set forth in this paragraph are not satisfied on the date any prepayment required under this paragraph would otherwise be payable, such prepayment shall be deferred until the first date on which such conditions are satisfied.

               (d) In the event and on the occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary from any sale of the Real Property Collateral (as defined in the CIT Credit Agreement) in a transaction permitted under Section 9.7(b) (x) of the CIT Credit Agreement (after giving effect to any amendments and waivers thereto), the Borrower shall substantially simultaneously apply such Net Proceeds to prepay the Loans in an amount equal to 50% of such Net Proceeds, but only so long as (i) no Default or Event of Default (each as defined in the CIT Credit Agreement) shall then exist or would occur after giving effect thereto; provided, however, that the condition set forth in this clause (i) shall not, in and of itself, serve to excuse the making of a payment under this Section 2.04(d) for more than 180 days; (ii) Excess Availability (as defined the CIT Credit Agreement) shall have been or shall be, as the case may be, $25,000,000 or greater (A) at all times during the 90-day period immediately preceding such payment and (B) after giving effect to such payment; and (iii) Net Proceeds from sales of Real Estate Collateral shall have first been applied (or, if such application is not permitted under the CIT Credit Agreement, shall be available for application subject only to the obtaining of any necessary consent of the lenders under the CIT Facility) to prepay the then outstanding Obligations (as defined in the CIT Credit Agreement) in an amount equal to (A) $20,000,000 plus (B) 50% of such proceeds in excess of $20,000,000. If the conditions to payment set forth in this paragraph are not satisfied on the date any prepayment required under this paragraph would otherwise be payable, such prepayment shall be deferred until the first date on which such conditions are satisfied.

               (e) Not later than the date on which audited financial statements are required to be delivered for any fiscal year of the Borrower pursuant to
Section 9.6 of the CIT Credit Agreement, as incorporated by reference in Article IV hereof, the Borrower will prepay Loans in an aggregate principal amount equal to 75% of the positive Fixed Charge Coverage Amount, if any, for such fiscal year; provided, however, that such prepayment shall not be payable unless (i) no Default or Event of Default (each as defined in the CIT Credit Agreement) shall then exist or would occur after giving effect to such payment; provided, however, that the condition set forth in this clause (i) shall not, in and of itself, serve to excuse the making of a payment under this Section 2.04(e) for more than 180 days; and (ii) Excess Availability (as defined in the CIT Credit Agreement) shall have been or shall be, as the case may be, $25,000,000 or greater (A) at all times during the 90-day period immediately preceding such payment (B) after giving effect to such payment, and (C) on a pro forma basis for the 12-month period following such payment, as determined by CIT, in its sole discretion, based upon its review of the Borrower's consolidated and consolidating financial projections for such period provided to CIT upon the Borrower's request to make such payment. If the conditions to payment set forth in this paragraph are not satisfied on the date any prepayment required under this paragraph would otherwise be payable, such prepayment shall be deferred until the first date on which such conditions are satisfied.

               (f) At the time of each prepayment required under this Section, the Borrower shall deliver to the Agent a certificate signed by an authorized representative of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment. All prepayments under this Section shall be subject to Section 2.06, but otherwise without premium or penalty, and shall be accompanied by accrued interest on the principal amount being prepaid to (but not including) the date of prepayment.

        SECTION 2.05. Optional Prepayment.

               (a) The Borrower shall have the right at any time and from time to time, subject to the obtaining of any consent required under the CIT Credit Agreement, to prepay the Loans, in whole or in part.

               (b) All prepayments under this Section shall be subject to
Section 2.06, but otherwise without premium or penalty, and shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

        SECTION 2.06. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan as a result of which the unpaid principal portion of any Loan shall be proportionately less than the unpaid principal portion of such of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loan of such other Lender so that the aggregate unpaid principal amount of the Loans and participations in Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans and participations in Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

        SECTION 2.07. Payments. The Borrower shall make each payment hereunder not later than 12: 00 (noon), New York City time, on the date when due in dollars to the Agent at its offices at 270 Park Avenue, New York, New York, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. Whenever any payment hereunder shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest, if applicable. Each payment or prepayment of principal or interest on the Loans shall be allocated pro rata among the Lenders in accordance with their respective principal amounts of the Loans.

        SECTION 2.08. Taxes.

               (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.07, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on any Lender's (or any transferee's or assignee's, including a participation holder's (any such entity a "Transferee")) net income and (ii) franchise taxes imposed on any Lender (or Transferee), in each case by the jurisdiction under the laws of which such Lender or Transferee is organized or in which its applicable lending office is located or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender (or Transferee) or the Agent, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender (or Transferee) or the Agent shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

               (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

               (c) The Borrower will indemnify each Lender (or Transferee) and the Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any Lender (or Transferee) or the Agent, as the case may be, makes written demand therefor. If a Lender (or Transferee) or the Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes, it shall promptly notify the Borrower of the availability of such refund and shall, within 30 days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any Lender (or Transferee) or the Agent receives a refund in respect of any Taxes or Other Taxes for which such Lender (or Transferee) or the Agent has received payment from the Borrower hereunder it shall promptly notify the Borrower of such refund and shall, within 30 days after receipt of a request by the Borrower (or promptly upon receipt, if the Borrower has requested application for such refund pursuant hereto), repay such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or Transferee) or the Agent and without interest; provided that the Borrower, upon the request of such Lender (or Transferee) or the Agent, agrees to return such refund (plus penalties, interest or other charges) to such Lender (or Transferee) or the Agent in the event such Lender (or Transferee) or the Agent is required to repay such refund.

               (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender (or Transferee) or the Agent, the Borrower will furnish to the Agent, at its address referred to in Section 5.01, the original or a certified copy of a receipt issued by the appropriate Governmental Authority evidencing payment thereof.

               (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive the payment in full of the principal of and interest on all Loans made hereunder.

               (f) Any Lender organized outside the United States (a "Foreign Lender") that is entitled to an exemption from or reduction of withholding tax under the law of the United States, or any treaty to which the United States is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation. Notwithstanding any other provision of this Section, a Foreign Lender shall not be required to deliver any form that it is not legally able to deliver.

               (g) Any Lender (or Transferee) claiming any additional amounts payable pursuant to this Section shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender (or Transferee).

                                   ARTICLE III
                                CERTAIN COVENANTS

        SECTION 3.01. Guarantee Requirement; Collateral Requirement; Further Assurances.

               (a) The Borrower will take all such actions as shall be necessary, or as the Required Lenders, the Agent may reasonably request, to cause the Guarantee Requirement and the Collateral Requirement to be met at all times.

               (b) The Borrower will, and will cause the Parent and each Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements) that may be required under applicable law, or that the Required Lenders, the Agent may reasonably request, in order to grant and perfect security interests securing the Obligations in any assets designated by the Administrative Agent or the Required Lenders that shall not already be subject to the liens of the Security Documents. Such security interests and liens shall be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance satisfactory to the Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions and lien searches) as the Agent shall reasonably request to evidence compliance with this paragraph.

               (c) The Borrower shall provide from time to time such evidence as the Agent or the Required Lenders shall reasonably request as to the perfection and priority status of each security interest created by the Security Documents.

        SECTION 3.02. Notices of Amendments, Waivers and Defaults. The Borrower shall promptly, but in no event later than one (1) Business Day following the earlier of (i) receipt of notice from CIT of, and (ii) it becoming aware of, any Default or Event of Default or any waiver, amendment or other modification to any Financing Agreement, provide written notice to the Agent of such Default, Event of Default, waiver, amendment or modification pursuant to the terms set forth in Section 5.01.

        SECTION 3.03. Business and Liabilities of Pipernick. The Borrower will not permit Pipernick Corp. to (i) incur, assume or permit to exist any liabilities or obligations other than (A) ordinary course liabilities and obligations not constituting Indebtedness incidental to its existence as a corporation, such as taxes and administrative expenses, (B) liabilities and obligations incurred through its holding and operation of the Broadway Property,
(C) the Broadway Mortgage (and then only to the extent that it secures no more than $18,000,000 of loans outstanding under the CIT Credit Agreement) or any other mortgage that secures the Obligations, and (D) liabilities or obligations incurred in connection with its guarantee of the Obligations and the obligations under the CIT Credit Agreement, (ii) have any subsidiaries or hold any Equity Interests in any Person or (iii) engage in any activity other than holding the Broadway Property and activities incidental thereto.

        SECTION 3.04. Amendment of Agreements by the Borrower. The Borrower covenants that it will act in good faith in its dealings with CIT and otherwise to carry out the purposes of this Agreement and so as not to be prevented from carrying out its obligations as set forth in this Agreement and the documents executed in connection herewith, each as in effect on the date hereof, including to permit the payments and prepayments set forth in Article 2 of this Agreement to be made, subject to the satisfaction of the conditions set forth herein. The Borrower hereby agrees that it shall not enter into any amendment, waiver or other modification of any provision of the Intercreditor Agreement, the CIT Credit Agreement or any document executed prior to, on or following the date hereof in connection therewith that would (i) prohibit it or any Subsidiary from carrying out, or prohibit it or any Subsidiary from making, the payment to the Lenders of the proceeds of any financing, sale or transfer of any real property of the Borrower or any Subsidiary, including the Broadway Property, or any other payment required to be made under this Agreement, (ii) result in the Borrower or any Subsidiary being permitted to enter into any sale and leaseback transaction with respect to any real property of the Borrower or any Subsidiary under the CIT Credit Agreement or otherwise or (iii) increase the amount of obligations under the CIT Credit Agreement that are secured by the Broadway Mortgage, in each case until the written consent of each Lender has been received.

                                   ARTICLE IV
                           INCORPORATION BY REFERENCE

        The provisions of the following Sections of and Schedules to the CIT Credit Agreement, as in effect on the date hereof, are incorporated herein by reference in their entirety with the same effect as if set forth in full herein (with the defined terms used therein, including defined terms used in other defined terms, having the meanings assigned to them in the CIT Credit Agreement except as expressly set forth below):

        Sections 5.2, 6.3(a), 6.3(b), 6.3(d), 7.1, 7.2, 7.3, 7.4, 7.5, 7.6, 7.7,
8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.13, 8.14, 8.15,
8.16, 8.17, 8.18, 8.19, 8.20, 9.1, 9.2, 9.3, 9.4, 9.5, 9.6, 9.7, 9.8, 9.9
(excluding the proviso in paragraph (g) thereof), 9.10, 9.11, 9.12, 9.13, 9.14, 9.15, 9.16, 9.17, 9.18, 9.19, 9.20, 9.21, 9.22, 9.23,10.1 and 10.2, and
Schedules 8.1, 8.2(a), 8.2(b), 8.2(c), 8.4, 8.6, 8.8, 8.10, 8.11, 8.12, 8.14,
8.16, 8.18, 9.9 and 9.10 (except that references in such Sections or Schedules or in the definitions employed therein to the "Agent" or any "Co-Lead Arranger" shall be deemed references to the Agent hereunder; references to "Lenders" shall be deemed references to Lenders hereunder; references to "Loans" and the borrowing or repurchase thereof shall be deemed to be references to Loans and the borrowing or repayment thereof, respectively, hereunder; references to "this Agreement", and the words "herein" and "hereunder", shall be deemed references to this Agreement; references to "Defaults" and "Events of Default" shall be deemed references to Defaults and Events of Default hereunder; references to the "Obligations" shall be deemed references to the Obligations hereunder; references to "Collateral" shall be deemed references to Collateral hereunder; references to "Inventory" shall be deemed references to Inventory hereunder; references to "Accounts" shall be deemed references to Accounts hereunder; references to "Equipment" shall be deemed references to Equipment hereunder; references to "Receivables" shall be deemed references to "Accounts Receivable" hereunder; references to "Financing Agreements" shall be deemed references to Loan Documents hereunder; references to "Required Lenders" shall be deemed references to Required Lenders hereunder; references to "Revolving Loans" shall be deemed references to Loans hereunder; references to "Letter of Credit Accommodations" shall be deemed references to Loans hereunder; references to "JPMC Indebtedness" shall be deemed references to Obligations hereunder; references to the "JPMC Intercreditor Agreement" shall be deemed references to the Intercreditor Agreement hereunder; and references to "JPMC Agreements" shall be deemed references to Loan Documents hereunder; provided, however, that solely for purposes of Section 9.8 of the CIT Credit Agreement incorporated by reference herein, references to "Agent" shall be deemed references to "CIT" and references to "Lenders" shall be deemed to the lenders under the CIT Credit Agreement; and provided further, however, that solely for purposes of Section 10.1(l) of the CIT Credit Agreement incorporated by reference herein, references to "JPMC Agreements" shall be deemed references to the CIT Credit Agreement and all agreements executed and delivered in connection therewith).

        Notwithstanding anything in this Agreement to the contrary, other than upon the acceleration of the Obligations upon an Event of Default, (a) the only payments and prepayments required to made under the terms of this Agreement in respect of the principal of and interest on Loans are those set forth in Sections 2.02, 2.03 and 2.04 of this Agreement and those provisions of Section
10.1 of the CIT Credit Agreement incorporated by reference herein which provide for the acceleration of the Loans thereunder, and (b) the Sections of the CIT Credit Agreement incorporated by reference herein which require the Borrower or any other person to prepay or otherwise remit funds for application to the Obligations (as defined in the CIT Credit Agreement) shall not be deemed to require any such payments or application of funds with respect to the Loans.

        Notwithstanding anything in this Agreement to the contrary, the Sections of the CIT Credit Agreement incorporated by reference herein which grant the "Agent" control or possession of, or the right to determine any actions taken with respect to, any Collateral, shall be deemed to grant such control, possession and rights to CIT, in its capacity as agent for the lenders under the CIT Credit Agreement, at all times at which loans and/or other amounts are outstanding under the CIT Credit Agreement, provided that, to the extent set forth in the Intercreditor Agreement, CIT has agreed to transfer any such Collateral held by it to the Agent at such time as the loans and other amounts outstanding under the CIT Credit Agreement are paid in full.

        It is agreed that the purpose of the foregoing incorporation is to afford the Lenders, with respect to their Loans, substantially the protections afforded by the incorporated provisions to the lenders of the CIT Loans with respect to such CIT Loans, and the provisions set forth or incorporated by reference in this Article IV shall be construed accordingly.

                                    ARTICLE V
                                    THE AGENT

        Each of the Lenders hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

        The bank serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Borrower or any subsidiary or other Affiliate thereof as if it were not the Agent hereunder.

        The Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing,
(a) the Agent shall not be subject to any fiduciary or other implied duties (other than as expressly assumed in the Security Documents), regardless of whether a Default has occurred and is continuing, (b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 6.08), and (c) except as expressly set forth herein, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 6.08) or in the absence of its own gross negligence or willful misconduct. The Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agent by the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

        The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

        The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of any the Agent and any such sub-agent.

        Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Lenders and the Borrower or the Borrower and the Required Lenders may replace the Agent. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower (and with the Borrower's consent, unless an Event of Default shall have occurred and be continuing), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Upon any such replacement, the Borrowers and the Required Lenders shall cause the successor Agent to purchase all of the replaced Agent's Commitments and the related Loans at the time owing to the replaced Agent. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent's resignation or replacement hereunder, the provisions of this Article and Section 6.05 shall continue in effect for the benefit of such retiring or replaced Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

        Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE VI
                                  MISCELLANEOUS

        SECTION 6.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by graphic scanning or other telegraphic communications equipment of the sending party, as follows:

               (a) if to the Borrower, to it at MTS, Incorporated, 2500 Del Monte, West Sacramento, California 95691, attention of Mr. DeVaughn D. Searson (Telecopy No. 916-373-2471);

               (b) if to the Administrative Agent, to it at JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, Attention of Susan Atkins (Telecopy No. (212) 622-4834); and

               (c) if to a Lender, to it at its address (or telecopy number) set forth in Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.

        SECTION 6.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the extension by the Lenders of the maturity of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid.

        SECTION 6.03. Binding Effect. This Agreement shall become effective as provided in the Assignment, Purchase and Amendment Agreement, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior consent of all the Lenders.

        SECTION 6.04. Successors and Assigns.

               (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Affiliates of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

               (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Loans, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $500,000 unless each of the Borrower and the Agent otherwise consent, (iii) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (iv) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.08 and 6.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

               (c) The Agent, acting for this purpose as the Agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the principal amount of the Loans owing to each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

               (e) Any Lender may, without the consent of the Borrower or the Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of the Loans owing to it) provided that (i) such Lender's obligations under this Agreement shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 6.08(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of
Section 2.08 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 6.06 as though it were a Lender, provided such Participant agrees to be subject to Section 2.06 as though it were a Lender.

               (f) A Participant shall not be entitled to receive any greater payment under Section 2.08 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.08 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.08(f) as though it were a Lender.

               (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

        SECTION 6.05. Expenses; Indemnity.

               (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby shall be consummated) or incurred by the Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or in connection with the Loans, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent, and, in connection with any such amendment, modification or waiver or any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Agent or any Lender.

               (b) The Borrower agrees to indemnify the Agent, each Lender and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of or any acts taken or not taken under this Agreement or the Existing Credit Agreement or any other Loan Document or the Intercreditor Agreement or any amendment to or any agreement or instrument contemplated by any of the foregoing, the performance by the parties thereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) the use of the proceeds of the Loans,
(iii) any default in payment or prepayment of the principal amount of the Loans or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise), (iv) the occurrence of any Default or Event of Default or (v) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

               (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agent such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total outstanding Loans at or most recently prior to the time.

               (d) To the extent permitted by applicable law, neither the Borrower nor any of its Affiliates shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with or as a result of this Agreement, any agreement or instrument contemplated hereby or any act of any person in connection herewith.

               (e) The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any Lender. All amounts due under this Section shall be payable on written demand therefor.

        SECTION 6.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

        SECTION 6.07. APPLICABLE LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6.08. Waivers; Amendment.

               (a) No failure or delay of the Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

               (b) None of this Agreement or any of the other Loan Documents or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or any fees, without the prior written consent of each Lender affected thereby, (ii) change

Section 2.04, or any provision of this Agreement in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (iii) amend or modify the provisions of this Section, the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the prior written consent of each Lender, (iv) release any substantial part of the Collateral without the prior written consent of each Lender or (v) release any Subsidiary from its guarantee under the Guarantee Agreement, or limit its liability in respect of such guarantee, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent hereunder without the prior written consent of the Agent.

               (c) Notwithstanding any other provision of this Agreement to the contrary, each amendment or waiver of this Agreement entered into or deemed to have been entered into pursuant to Section 2(e) of the Intercreditor Agreement shall terminate at such time as all the loans under the CIT Facility shall have been repaid or purchased as contemplated by Section 6.18 with the same effect as if such amendment or waiver had never become effective.

        SECTION 6.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

        SECTION 6.10. Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

        SECTION 6.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR

OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11.

        SECTION 6.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 6.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

        SECTION 6.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

        SECTION 6.15. Jurisdiction; Consent to Service of Process.

               (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any other party or its properties in the courts of any jurisdiction.

               (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 6.16. Confidentiality.

               (a) The Agent and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the written consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than a Borrower. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

               (b) Each Transferee shall be deemed, by accepting any assignment or participation hereunder, to have agreed to be bound by this Section 6.16.

        SECTION 6.17. CERTAIN AGREEMENTS. EACH LENDER, BY EXECUTING THIS AGREEMENT, IRREVOCABLY AUTHORIZES THE AGENT TO EXECUTE AND DELIVER THE INTERCREDITOR AGREEMENT AND ALL AGREEMENTS AND INSTRUMENTS EXECUTED IN CONNECTION WITH THE SALE AND ASSIGNMENT OF THE MORTGAGE LOANS AND THE NEW YORK MORTGAGE (AS EACH SUCH TERM IS DEFINED IN THE ASSIGNMENT, PURCHASE AND AMENDMENT AGREEMENT TO WHICH THIS AGREEMENT IS ATTACHED AS AN EXHIBIT) AND TO MAKE ON ITS BEHALF THE REPRESENTATIONS AND WARRANTIES AND AGREE ON ITS BEHALF TO THE COVENANTS AND AGREEMENTS CONTAINED THEREIN. EACH LENDER AGREES THAT IT WILL HAVE THE SOLE RESPONSIBILITY FOR THE ACCURACY AND PERFORMANCE OF ALL REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS MADE IN SUCH AGREEMENTS AND INSTRUMENTS INSOFAR AS THEY RELATE TO IT AND AGREES PROMPTLY TO INDEMNIFY THE AGENT FOR ANY LOSSES, LIABILITIES OR EXPENSES THAT MAY RESULT OR BE ALLEGED TO RESULT FROM ANY BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT ATTRIBUTABLE TO IT OR TO ANY ACT OR FAILURE TO ACT BY IT.

        SECTION 6.18. Purchase of CIT Obligations. In the event the Lenders shall purchase any Term Loans (as such term is defined in the CIT Credit Agreement) pursuant to Section 12 of the Intercreditor Agreement, the Borrower and the Lenders agree that such Term Loans shall at all times after the effectiveness of such purchase constitute, and be governed by the terms (including maturity, interest rates and prepayment events) applicable to, "Loans" under and as defined in this Agreement for all purposes of this Agreement and each other Loan Document (whether entered into prior to, on or after the Closing Date). The Borrower further agrees that any such Loans shall continue to be secured by all the Collateral securing the other Loans on the date of such purchase (in addition to any real property of any Loan Party securing such Loans at the time of such purchase), and the Borrower covenants and agrees to execute and deliver any agreements or other documents deemed necessary or advisable by the Collateral Agent in order to give effect to the foregoing, including any documentation providing for the assignment of any mortgage of real property securing such Loans to the Collateral Agent on behalf of the Lenders.

        IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        MTS, INCORPORATED


                                        By:  /s/  DeVaughn Searson
                                           -------------------------------------
                                        Name:  DeVaughn Searson
                                        Title: Secretary


                                        JPMORGAN CHASE BANK, individually and as Administrative Agent,


                                        By:  /s/  Susan E. Atkins
                                           -------------------------------------
                                        Name:  Susan E. Atkins
                                        Title: Managing Director

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        BNP Paribas


                                        By:  /s/  Edward V. Canale
                                           -------------------------------------
                                        Name:  Edward V. Canale
                                        Title: Managing Director


                                        By:  /s/  Albert A. Young, Jr.
                                           -------------------------------------
                                        Name:  Albert A. Young, Jr.
                                        Title: Managing Director

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:


                                        California Bank & Trust

                                        By:  /s/  Robert K. Chaulk
                                           -------------------------------------
                                        Name:  Robert K. Chaulk
                                        Title: Senior Vice President

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        Lloyds TSB Bank Plc


                                        By:  /s/  Matthew A.L. Packham
                                           -------------------------------------
                                        Name:  Matthew A.L. Packham
                                        Title: Assistant Director
                                               Credit Services


                                        By:  /s/  Mark Grant
                                           -------------------------------------
                                        Name:  Mark Grant
                                        Title: Senior Vice President
                                               & Chief Credit Officer

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        The Mitsubishi Trust and Banking
                                        Corporation


                                        By:  /s/  Yasushi Ishikawa
                                           -------------------------------------
                                        Name:  Yasushi Ishikawa
                                        Title: Senior Vice President

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        Mizuho Corporate Bank, Ltd.
                                        (f/k/a/ The Fuji Bank, Limited)


                                        By:  /s/  Masahito Fukuda
                                           -------------------------------------
                                        Name:  Masahito Fukuda
                                        Title: Senior Vice President

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        Societe Generale


                                        By:  /s/  R. Wayne Hutton
                                           -------------------------------------
                                        Name:  R. Wayne Hutton
                                        Title: Director Corporate Banking

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        Sumitomo Mitsui Banking Corporation


                                        By:  /s/  David A. Buck
                                           -------------------------------------
                                        Name:  David A. Buck
                                        Title: Senior Vice President

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        UFJ Bank Limited


                                        By:  /s/  Toshiko Boyd
                                           -------------------------------------
                                        Name:  Toshiko Boyd
                                        Title: Vice President

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        Union Bank of California, N.A.


                                        By:  /s/  Cecilia M. Valente
                                           -------------------------------------
                                        Name:  Cecilia M. Valente
                                        Title: Senior Vice President

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        U.S. Bank


                                        By:  /s/  Mark A. Esnoz
                                           -------------------------------------
                                        Name:  Mark A. Esnoz
                                        Title: Vice President

                                        SIGNATURE PAGE TO AMENDED AND RESTATED
                                        MTS TERM LOAN AGREEMENT DATED ON OR
                                        ABOUT OCTOBER 7, 2002

                                        To Approve the Agreement

                                        Name of Institution:

                                        Wachovia Bank, National Association


                                        By:  /s/  Colleen McCullum
                                           -------------------------------------
                                        Name:  Colleen McCullum
                                        Title: Director